Principal Diversified Select Real Asset Fund
Supplement dated January 6, 2020
to the Statement of Additional Information dated June 25, 2019
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Investment Advisors section, delete the fourth bulleted paragraph and add the following alphabetically to the bulleted list:
ClearBridge RARE Infrastructure (North America) Pty Limited (“RARE”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. RARE is an indirect wholly-owned subsidiary of Legg Mason, Inc.
In the Investment Advisors section, delete the last paragraph.
Delete the Sub-Sub-Advisory Agreement section.

APPENDIX B - PROXY VOTING POLICIES
Delete the Tortoise Credit Strategies, LLC proxy voting policy.

1